Janus Aspen Series

Forty Portfolio

Supplement dated May 13, 2013
to Currently Effective Prospectuses

Effective at market close on May 31, 2013, the following replaces in its entirety the corresponding information for Forty Portfolio (the “Portfolio”).

1. The following replaces in its entirety the corresponding information found under “Management” in the Portfolio Summary section of Forty Portfolio’s Prospectus:

Portfolio Manager: A. Douglas Rao is Portfolio Manager of the Portfolio, which he has managed since June 2013.

2. The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectus related to the portfolio management of the Portfolio:

Forty Portfolio

A. Douglas Rao, is Portfolio Manager of Forty Portfolio, which he has managed since June 2013. He is also Portfolio Manager of other Janus accounts. Mr. Rao joined Janus Capital in May 2013. Prior to joining Janus Capital, Mr. Rao was a partner and portfolio manager with Chautauqua Capital Management from 2012 to May 2013, and a portfolio manager with Marsico Capital Management, LLC from 2007 to 2012. Mr. Rao holds a Bachelor’s degree in History from the University of Virginia and a Master of Business Administration degree from the University of California, Los Angeles.

Effective June 3, 2013, references to Ron Sachs are deleted.

Please retain this Supplement with your records.